Filed pursuant to 497(c)
under the Securities Act of 1933, as amended
Registration File No.: 811-08716
(amexfundlrg2)

Prospectus, May 1, 2005

Evergreen
Variable Annuity Funds

Evergreen VA Fundamental Large Cap Fund
(formerly Evergreen VA Growth and Income Fund)
Class 2

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND RISK/RETURN SUMMARY:

Overview of Fund Risks
Evergreen VA Fundamental Large Cap Fund

GENERAL INFORMATION:

The Fund's Investment Advisor
The Fund's Portfolio Managers
Calculating the Share Price
How to Choose the Share Class That Best Suits You
Participating Insurance Companies
How to Buy and Redeem Shares
Other Services
The Tax Consequences of Investing in the Fund
More Information about the Fund's Fees and Expenses
Financial Highlights
Other Fund Practices
Fund Governance
Fund Operating Policies and Procedures
Index Descriptions

In general,

the Fund seeks to provide investors with the potential for current income. Shares of the Fund are sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. For further information about these contracts and policies, please see the separate prospectuses issued by the participating life insurance companies.

Fund Summary Key

The Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

RISK FACTORS

What are the specific risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund?

Overview of Fund Risks

VA Fundamental Large Cap Fund

Shares of the Fund are sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. Shares of the Fund may be purchased through a variable annuity contract or variable life insurance policy by placing an order with your participating life insurance company. For more information about the Fund and the other funds offered in the Evergreen funds family, please call 1.800.847.5397.

The Fund offered in this prospectus follow various investment strategies and focuses its investments on a variety of securities. The Fund typically relies on the following basic strategies, selling a portfolio investment: i) when the issuers' investment fundamentals begin to deteriorate; ii) when the investment reaches or exceeds the portfolio managers' targeted value; iii) to take advantage of more attractive investment opportunities; iv) when the investment no longer appears to meet the Fund's investment objective; v) when the Fund must meet redemptions; or vi) for other investment reasons which the portfolio managers deem necessary.

Following this overview, you will find information on the Fund's specific investment strategies and risks.

Temporary Defensive Investment Strategy

The Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategies and investment goals and, if employed, could result in a lower return and loss of market opportunity.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

The following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview.

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If any of these events were to occur, the dividend yield of, the total return earned on and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield of, the total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well or fall out of favor with investors.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, more fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

Investment Style Risk

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is in favor.

Foreign Investment Risk

If a Fund invests in non-U.S. securities it could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which a Fund invests could adversely affect the dividend yield of, the total return earned on and the value of your investment. In addition, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the dividend yield of, the total return earned on and the value of your investment in a Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the United States. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

Interest Rate Risk

If interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Fund invests in debt securities or stocks purchased primarily for dividend income, and interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by a Fund, the more the Fund is subject to interest rate risk.

Credit Risk

The value of a debt security is directly affected by the issuer's ability (and the market's perception of the issuer's ability) to repay principal and pay interest on time. If a Fund invests in debt securities, then the value of your investment may decline if an issuer fails to pay an obligation on a timely basis. A Fund may also be subject to credit risk to the extent it engages in transactions, such as repurchase agreements or dollar rolls, which involve a promise by a third party to honor an obligation to the Fund. These transactions are subject to the risk that a third party may be unwilling or unable to honor its financial obligations.

VA Fundamental Large Cap Fund

FUND FACTS:

Goals:

·  Capital Growth

·  Current Income

Principal Investment:

·  Large-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

·  Class 2

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

·  Walter T. McCormick, CFA

Dividend Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks capital growth with the potential for current income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund invests, under normal conditions, at least 80% of its assets in the common stocks of large U.S. companies, (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000® Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 1000® Index. As of its last reconstitution on June 25, 2004, the Russell 1000® Index had a market capitalization range of approximately $1.6 billion to $317.8 billion. The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. The Fund's portfolio manager looks for companies that are temporarily undervalued in the marketplace, sell at a discount to their private market values and display certain characteristics such as earning a high return on investment and having a competitive advantage in their industry. "Growth" stocks are stocks of companies which the Fund's portfolio manager believes have anticipated earnings ranging from steady to accelerated growth. The Fund intends to seek additional income primarily by investing up to 20% of its assets in convertible bonds, including below investment grade bonds, and convertible preferred stocks of any quality. The Fund may also invest up to 20% of its assets in foreign securities.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk
  Foreign Investment Risk
  Interest Rate Risk
  Credit Risk

The Fund may also be subject to the risks associated with investing in below investment grade bonds. Below investment grade bonds are commonly referred to as “high yield” or “junk” bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds causing sudden and steep declines in value and resulting in a decreased liquidity of such bonds.

Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 2 shares of the Fund in each full calendar year since 3/1/1996. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 2 Shares (%) 1

1997	1998	1999	2000	2001	2002	2003	2004
34.66	4.77	18.57	- 0.30	- 12.16	- 15.44	29.77	8.93

Best Quarter:	2nd Quarter 1997	+ 17.25%[1]
Worst Quarter:	3rd Quarter 2001	- 18.56%[1]

The next table lists the Fund’s average annual total return for Class 2 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500® Index (S&P 500) and the Russell 1000® Value Index (Russell 1000 Value), the index to which the Fund has previously compared its performance. The Fund believes the S&P 500, as a more widely recognized index, will provide investors with more meaningful historical returns for large capitalization equity securities with which to compare the Fund’s performance than the Russell 1000 Value. In future periods, the Fund will compare its performance to the S&P 500 instead of the Russell 1000 Value. Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2004) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/1/1996
Class 2	7/31/2002	8.93%	0.92%	N/A	8.66%
Russell 1000 Value		16.49%	5.27%	N/A	11.13%
S&P 500		10.88%	- 2.30%	N/A	9.13%

1.  Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered, and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Class 1 is not offered in this prospectus.

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2004. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 2
Management Fees [2]	0.61%
12b-1 Fees	0.25%
Other Expenses	0.16%
Total Fund Operating Expenses	1.02%

2.  Restated to reflect current fees.

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 2
1 year	$ 104
3 years	$ 325
5 years	$ 563
10 years	$ 1,248

THE FUND'S INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Fund. EIMC has been managing mutual funds and private accounts since 1932 and managed over $104.6 billion in assets for the Evergreen funds as of 12/31/2004. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $493.3 billion in consolidated assets as of 12/31/2004. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

For the fiscal year end 12/31/2004, the aggregate advisory fee paid to the investment advisor by the Fund was 0.75% of the Fund's average daily net assets.

Legal Proceedings Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (SEC) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

THE FUND'S PORTFOLIO MANAGERS

Walter T. McCormick, CFA, has managed the Fund since March 2002. Mr. McCormick is a Senior Vice President, senior portfolio manager and head of the Value Equity team at EIMC. He originally joined a predecessor of EIMC in 1984. Mr. McCormick joined David L. Babson & Co., Inc. in 1998 and retired from there in April 2000. He rejoined EIMC in March 2002.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund’s NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The NAV of each class of shares is calculated separately.

The price per share received by a Fund for a purchase of shares or the amount paid by a Fund for a redemption of shares is based on the next price calculated after the order is received and all required information is provided. The value of a Fund account at any given time is the latest share price multiplied by the number of shares in the account. An account balance may change daily because the share price may change daily.

Shares become entitled to income distributions declared generally on the first business day following receipt by the Fund's transfer agent of payment for the shares.

Each security held by a Fund is typically valued at its market value, where market quotations are readily available using the most recent market data for that security. If no recent market data is available for a given security, or if the available data is deemed not to be indicative of current value, the Fund will price that security at a fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Fund’s NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost which approximates market value.

Certain funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide that foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is typically determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. eastern time each day the Fund's NAV is calculated. Changes in the value of those currencies in relation to the U.S dollar affect the Fund's NAV. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its NAV (normally 4:00 p.m. eastern time) will not be reflected in the Fund's NAV that day.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

The Fund offers two classes of shares. Only Class 2 shares are offered in this prospectus. The Fund offers Class 2 shares at NAV with no front-end or deferred sales charge. Class 2 shares are subject to 12b-1 fees. Pay particularly close attention to the fee structure so you know how much you will be paying before you invest.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, recipients of these payments may include Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements. Please contact an Evergreen funds service representative at 1.800.346.3858 for a listing of financial services firms with whom we have such arrangements.

PARTICIPATING INSURANCE COMPANIES

The Fund was organized to serve as an investment vehicle for separate accounts funding variable annuity contracts and variable life insurance policies issued by certain life insurance companies. The Fund does not currently foresee any disadvantages to the holders of the contracts or policies arising from the fact that the interests of holders of those contracts or policies may differ due to the difference of tax treatment and other considerations. Nevertheless, the Board of Trustees has established procedures for the purpose of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. Evergreen Variable Annuity Trust assumes no responsibility for such prospectuses.

HOW TO BUY AND REDEEM SHARES

Investors may not purchase or redeem shares of a Fund directly, but only through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. Investors should refer to the prospectus of the variable annuity contracts or variable life insurance policies for information on how to purchase such contracts or policies, how to select specific Evergreen Variable Annuity Funds as investment options for the contracts or policies, how to redeem funds or change investment options and any fees associated with a purchase or redemption.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of a Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectuses describing the variable annuity contracts or variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to the contracts or policies.

Timing of Proceeds

Normally, we will send your redemption proceeds on the next business day after we receive a request; however, we reserve the right to wait up to seven business days to redeem any investments.

OTHER SERVICES

Automatic Reinvestment of Distributions

All dividends and capital gains are distributed to the separate accounts of participating insurance companies and are automatically reinvested, unless requested otherwise by the separate account.

THE TAX CONSEQUENCES OF INVESTING
IN THE FUND

Fund Distributions

The Fund passes along to the separate accounts the net income or profits it receives from its investments. The Fund expects that any distributions to separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or variable life insurance policy.

  Dividends. The Fund pays an annual dividend from the dividends, interest and other income on the securities in which it invests.
  Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Fund generally distributes capital gains, if any, at least once a year.

For a discussion of the tax consequences of variable annuity contracts or variable life insurance policies, refer to the prospectus of the variable annuity contract or variable life insurance policies offered by the participating insurance company. Variable annuity contracts or variable life insurance policies purchased through insurance company separate accounts should provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner. The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Evergreen believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively. Depending on the variable annuity contract or variable life insurance policy, distributions from the contract or policy may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59½. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

MORE INFORMATION ABOUT THE FUND'S FEES AND EXPENSES

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee

The management fee is paid by the Fund to the investment advisor for investment advisory services. These services include day-to-day management of the Fund’s portfolio of investments.

Other Expenses

Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the separate accounts pay no transaction fees.

Total Fund Operating Expenses

The expense ratio of the Fund is shown in the section entitled "Fees and Expenses". The expense ratio is made up of a management fee, 12b-1 fee (if any) and the various other fund expenses referred to above (i.e., administrative fees, custody fees, transfer agency fees, etc.). As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund’s NAV is calculated, and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for the share class to which they apply. Because these fees are not charged directly to your account, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) your total return in the Fund is reduced by the fees and expenses paid by the Fund; (ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and (iii) the Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio.

Distribution (Rule 12b-1) Fees

The Trustees of the Evergreen funds have approved a policy to assess 12b-1 fees for Class 2 shares. Up to 0.25% of the average daily net assets of Class 2 shares may be payable as 12b-1 fees; however, all or a portion of the 12b-1 fees may be voluntarily waived from time to time. These fees increase the cost of your investment. The purpose of the 12b-1 fees is to promote the sale of more shares of a Fund to the public. The Fund may use 12b-1 fees for advertising and marketing and as a "service fee" to broker-dealers, banks and other financial institutions for additional shareholder services and/or the maintenance of accounts.

PORTFOLIO TRADING COSTS

Portfolio trading costs for equity securities generally include commissions paid to broker-dealers for executing security purchases and sales on behalf of the Fund. Rather than being reflected as an ongoing expense of the Fund, brokerage commissions are added to the cost of purchasing a security, or subtracted from the proceeds from selling a security, when determining a Fund’s gain/loss from holding the security. Commissions are mostly paid on transactions in equity securities (stocks), although from time to time a fund might pay a commission on a transaction involving debt securities. The tables below do not reflect the undisclosed amount of "mark-up" typically included in the price paid by the Fund for principal transactions (transactions directly with a dealer or other counterparty), which include most fixed-income security and certain derivative transactions. As a result, Funds that invest exclusively in fixed income securities will typically have lower brokerage commissions, though not necessarily lower transaction costs, than Funds that invest in equity securities. Information concerning the commissions incurred by the Fund during the most recently completed fiscal year ended December 31, 2004 is set forth below:

Evergreen VA Fundamental Large Cap Fund:
Total shares traded: [1]	6,600,094
Total dollars traded: [1]	$ 197,454,252
Average commission per share:	$ 0.03
Commission per share range:	$0.00 - $0.09
Total commissions paid:	$ 222,394
Total commissions as a percentage of average net assets:	0.18%
Commissions paid per $1,000 invested:	$ 1.79

1.  Only includes trades in which a commission was paid.

The Fund places a portion of its commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with the Fund's investment advisor. For more complete information regarding amounts of such trades, please see the SAI.

FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one Class 2 share of the Fund - how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The following table for the Fund has been derived from financial information audited by KPMG LLP, the Fund's independent registered public accounting firm. For a more complete picture of the Fund's financial statements, please see the Fund's Annual Report as well as the SAI, which is available upon request.

VA Fundamental Large Cap Fund

(formerly Evergreen VA Growth and Income Fund)

	Year Ended December 31,
CLASS 2	2004	2003	2002 [1]
Net asset value, beginning of period	$ 15.30	$ 11.86	$ 12.29
Income from investment operations
Net investment income	0.17	0.11	0.08 [2]
Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.20	3.42	- 0.37
Total from investment operations	1.37	3.53	- 0.29
Distributions to shareholders from
Net investment income	- 0.16	- 0.09	- 0.14

Net asset value, end of period	$ 16.51	$ 15.30	$ 11.86
Total return [3]	8.93%	29.77%	- 2.39%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 37,721	$ 24,131	$ 67
Ratios to average net assets
Expenses [4]	1.16%	1.24%	1.21%[5]
Net investment income	1.02%	1.12%	1.65%[5]
Portfolio turnover rate	80%	30%	76%

1.  For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

OTHER FUND PRACTICES

The Fund may invest in futures and options, which are forms of derivatives. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index, an interest rate or a currency. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio to protect against market decline, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.

The Fund may borrow money, an investment practice typically used only for temporary or emergency purposes, such as meeting redemptions. Borrowing is a form of leverage that may magnify a Fund’s gain or loss. When a Fund has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Fund must pay on borrowed money will reduce its net investment income and may also either offset any potential capital gains or increase losses.

The Fund may lend its securities. Lending securities may cause the Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money.

Please consult the SAI for more information regarding these and other investment practices used by the Fund, including related risks.

FUND GOVERNANCE

The management and operations of the Fund are supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Board meets quarterly and calls special meetings as needed to oversee the Fund's activities and review, among other things, the Fund's performance and expenses, contractual arrangements and regulatory compliance. The Board has established Executive, Performance, Audit, Pricing, Litigation Oversight and Distribution and Shareholder Service Committees to facilitate the fulfillment of its responsibilities. These Committees, with the exception of the Pricing and Litigation Oversight Committees, meet quarterly, and more frequently as needed. The Pricing Committee meets monthly and the Litigation Oversight Committee meets on an as needed basis. The Executive Committee also serves as the Nominating Committee, 15(c) Committee and Qualified Legal Compliance Committee. For a description of each Committee’s responsibilities and a list of each Committee’s members, please see “Management of the Trust” in the SAI.

The Board has approved policies and procedures regarding Board governance, Trustee attendance at shareholder meetings, the process for delivering shareholder communications to the Board, and the Trustee nomination process. In addition, the Board, on an annual basis, meets to assess its own effectiveness and reviews and approves various Board operating policies and procedures. See “Fund Operating Policies and Procedures” below for more details.

The Board consists of eleven Trustees with diverse and substantial professional experience. Ten of the Trustees, including the Chairman of the Board, are independent (i.e., not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”))("Independent Trustees"). These Independent Trustees meet in separate sessions at least once per quarter. The Board is advised by independent legal counsel as defined under the 1940 Act and also has direct access to the Evergreen funds’ independent registered public accounting firm. In addition, the Board hires independent consultants to assist them in fulfilling their responsibilities.

See the SAI for additional information about the Board of Trustees, including Trustees’ compensation, Evergreen fund ownership by the Trustees, committee memberships and responsibilities.

If a shareholder wishes to contact the Board of Trustees or an individual Trustee directly, communications should be sent to the attention of the Board or a specific Trustee, P.O. Box 20083, Charlotte, North Carolina 28202.

The following individuals currently serve as Trustees of the Evergreen funds:

Independent Trustees:

Michael S. Scofield, Chairman of the Board, Director, Branded Media Corporation (multi-media branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Charles A. Austin III, Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

Shirley Fulton, Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC.

K. Dun Gifford, Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Dr. Leroy Keith, Jr., Partner, Stonington Partners, Inc. (private equity firm); Trustee, The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director, Diversapack CO.; Former Director, Lincoln Educational Services; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell, Manager of Commercial Operations, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit, Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson, President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD, President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima, Independent Consultant; Director, Trust Company of Connecticut; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Interested Trustee:

Richard K. Wagoner, CFA, Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust.

Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares of Wachovia Corporation, the parent to EIMC, the Evergreen funds’ investment advisor.

FUND OPERATING POLICIES AND PROCEDURES

The Evergreen funds are operated in compliance with policies and procedures approved by the Board of Trustees. The Board reviews the policies and procedures and recommends changes for continued appropriateness. In addition, the Board has designated a chief compliance officer, who is responsible for reviewing these policies and procedures and monitoring the Evergreen funds’ compliance with them. The chief compliance officer reports directly to the Board and provides the Board with quarterly reports.

Short-Term Trading

Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise have a negative impact on the value of the Fund’s shares.

To limit the negative effects of short-term trading on the Funds, the Evergreen funds have adopted certain restrictions on trading by investors. Investors are limited to three "round-trip" exchanges per calendar quarter and five "round-trip" exchanges per calendar year. A "round-trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. If a Fund discovers that an investor has exceeded these "round-trip" exchange limitations, the Fund will reject the purchase or exchange or terminate the investor's investment or exchange privileges. In addition, a Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that trading activity by the investor may be materially detrimental to the interests of long-term shareholders. A Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Funds consider a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Fund's ability to detect and prevent trading that would violate these restrictions. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have access to such information for investors who trade through financial intermediaries such as broker/dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. In the case of omnibus accounts, the Fund does not have access to information regarding trading activity by individual investors, and therefore is unable to monitor for excessive short-term trading or violations of the Fund's trading restrictions. A majority of the Fund's shares may be held in omnibus accounts. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent them.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, because shares of the Fund offered by this Prospectus are sold only to insurance company separate accounts, there are significant limitations on the Fund's ability to detect and prevent trading by policy owners and contract holders that would violate these restrictions. For example, the Fund will not generally have access to trading information regarding policy owners and contract holders and as a result will not typically be able to identify accounts through which violative trading is occurring, or even to determine whether such trading is actually occurring. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent them. See the prospectus or other documents for your insurance product for information about any steps your participating issuer takes to limit excessive trading.

Fund Pricing

EIMC has a Pricing Committee, which meets regularly and presents its report to the Board of Trustees. The Board of Trustees also has a Pricing Committee, which reviews fair valuation issues. In addition, EIMC employs a pricing administrator to monitor pricing activity daily. Pricing of portfolio securities is described in detail under the section entitled "Calculating the Share Price."

EIMC is committed to providing a daily NAV for the Fund that is reflective of the securities held within the portfolio. In order to achieve this, the Fund relies on current market quotations for portfolio securities when they are readily available and reliable. If no recent market data is available for a security, or if the available data is deemed not to be indicative of current value, the Fund will price that security at a fair value according to the policies established by the Board of Trustees. See "Calculating the Share Price."

Portfolio Holdings

No dissemination of the Funds' portfolio holdings is allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (i) as required by law, (ii) to external subadvisors with respect to the Fund it advises, or (iii) to participating insurance companies, institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. See "Policy for Dissemination of Portfolio Holdings" in the SAI for a more detailed description of this policy.

Transactions with Affiliates

EIMC and the Evergreen funds have policies and procedures that regulate their activities in situations where conflicts of interest could be detrimental to a Fund or its shareholders. In compliance with SEC exemptions, the Evergreen funds may engage in certain transactions with affiliates as long as certain conditions are met. Examples of such transactions include (i) a fund’s purchase of securities from an unaffiliated underwriter in a public offering for which an affiliate is acting as an underwriter; (ii) the transfer of securities from one fund to another fund with an affiliated investment advisor, without use of a broker-dealer; and (iii) the use of an affiliated broker-dealer for effecting transactions in a fund’s portfolio. The Board reviews reports provided quarterly on these matters to ensure that the Fund is in compliance with its policies and procedures regarding these activities and relevant SEC regulations.

Proxy Voting

EIMC recognizes that it has a fiduciary duty to vote proxies on behalf of the Evergreen funds who have delegated such responsibility to EIMC, and that in all cases proxies should be voted in a manner reasonably believed to be in the best interest of each Fund and its shareholders. For a copy of EIMC’s proxy voting policies and procedures, please see the SAI.

A copy of the proxy voting records indicating how the Evergreen funds have voted proxies relating to portfolio securities during the twelve-month period ended June 30, may be obtained, without charge, by visiting EvergreenInvestments.com, or the SEC’s website at sec.gov.

Privacy

EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit EvergreenInvestments.com or call 1.800.343.2898 to speak to an Evergreen service representative.

INDEX DESCRIPTIONS

Index	Description	Funds
Russell 1000® Index (Russell 1000)

The Russell 1000 is an unmanaged market capitalization-weighted index measuring the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

VA Fundamental Large Cap Fund
Russell 1000® Value Index (Russell 1000 Value)

Russell 1000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with low price-to-book ratios and low forecasted earnings and growth rates.

VA Fundamental Large Cap Fund
S&P 500 Index (S&P 500)	S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation.	VA Fundamental Large Cap Fund

Information Line for Hearing and Speech Impaired (TTY/TDD)

Call 1.800.343.2888

Write us a letter

·  Evergreen Investments

·  P.O. Box 8400

·  Boston, MA 02266-8400

For express, registered or certified mail

·  Evergreen Investments

·  66 Brooks Drive, Suite 8400

·  Braintree, MA 02184-3800

For More Information About Evergreen VA Fundamental Large Cap Fund, Ask for:

  The Fund's most recent Annual or Semi-annual Report, which contains a complete financial accounting for the Fund and a complete list of the Fund's portfolio holdings as of a specific date, as well as commentary from the Fund’s portfolio managers. These reports discuss the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.
  The Statement of Additional Information (SAI), which contains more detailed information about the Fund and its policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

For questions or other information, or to request a copy, without charge, of any of the documents, call 1.800.847.5397 or ask your investment professional. We will mail material within three business days. The Funds' Statement of Additional Information and their most recent Annual and Semi-annual Reports are not available at www.EvergreenInvestments.com because Fund shares are only available through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies.

Information about the Fund (including the SAI) is also available, without charge, on the SEC’s Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.942.8090.

·  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,

·  200 Berkeley Street, Boston, MA 02116-5034. 2L4C RV3 (5/05)

SEC File No.: 811-08716

·  Evergreen Investments

·  200 Berkeley Street

·  Boston, MA 02116-5034